Exhibit 99.1

HOVNANIAN ENTERPRISES, INC.	News Release

Contact:	J. Larry Sorsby	Jeffrey T. O’Keefe
	Executive Vice President & CFO	Vice President, Investor Relations
	732-747-7800	732-747-7800

MIRIAM HERNANDEZ-KAKOL APPOINTED TO THE BOARD OF DIRECTORS OF HOVNANIAN ENTERPRISES, INC.

MATAWAN, NJ, January 24, 2022 -- Hovnanian Enterprises, Inc. (NYSE: HOV), a leading national homebuilder, announced today that Miriam Hernandez-Kakol, the retired Partner and Global Head, Management Consulting Practice of KPMG LLP, has been appointed to its Board of Directors effective immediately. The addition of Ms. Hernandez-Kakol expands Hovnanian’s Board of Directors to eight members, six of whom are independent directors. Ms. Hernandez-Kakol is a transformational global business leader who has built and scaled multiple businesses to success and solved critical challenges across diverse industries. She has more than 20 years of experience architecting data-driven, technology-enabled programs at leading Fortune 100 companies.

“We could not be more thrilled to welcome Miriam to Hovnanian’s Board of Directors,” stated Ara K. Hovnanian, Chairman of the Board, President and Chief Executive Officer. “Her extensive strategic advisory expertise and considerable experience in driving growth initiatives and programs across business platforms, while enhancing profitability will help guide us as we execute on our growth plans, including our goal to increase our profitability. Miriam’s accumulation of business experiences will be invaluable as our Board of Directors assists us in positioning ourselves for long-term success.”

Ms. Hernandez-Kakol most recently served as Senior Partner and Global Head-Management Consulting Practice at KPMG. In this role, Ms. Hernandez-Kakol was responsible for the largest and fastest growing business within KPMG’s advisory portfolio, including guiding the strategy of its 20,000+ member consulting team and continuing the business’ double-digit growth trajectory. Earlier on in her 13-year career at KPMG, she held other senior leadership roles of increasing responsibility. Before that, Ms. Hernandez-Kakol was a senior vice president at BearingPoint (formerly KPMG Consulting), where she led multiple practices while significantly growing revenue and segment profitability. Ms. Hernandez-Kakol began her career with Pacific Telephone and then Telcordia Technologies (Bell Communications Research) where she rose through the business gaining expertise in networks, technology and call centers.

Ms. Hernandez-Kakol is currently an Executive Board member of the Hispanic Technology Executive Council; Co-Chair of the National Academy Foundation STEM Committee and Board Member of Junior Achievement New Jersey. For the past five years, she has been featured as one of ALPFA’s (Association of Latino Professionals for America) and Fortune’s 50 most powerful Latinas.

About Hovnanian Enterprises®

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Matawan, New Jersey and, through its subsidiaries, is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade name K. Hovnanian® Homes. Additionally, the Company’s subsidiaries, as developers of K. Hovnanian’s® Four Seasons communities, make the Company one of the nation’s largest builders of active lifestyle communities.

Additional information on Hovnanian Enterprises, Inc. can be accessed through the “Investor Relations” section of the Hovnanian Enterprises’ website at http://www.khov.com. To be added to Hovnanian's investor e-mail list, please send an e-mail to IR@khov.com or sign up at http://www.khov.com.

FORWARD-LOOKING STATEMENTS

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) shortages in, and price fluctuations of, raw materials and labor, including due to changes in trade policies, including the imposition of tariffs and duties on homebuilding materials and products and related trade disputes with and retaliatory measures taken by other countries; (3) the outbreak and spread of COVID-19 and the measures that governments, agencies, law enforcement and/or health authorities implement to address it; (4) adverse weather and other environmental conditions and natural disasters; (5) the seasonality of the Company’s business; (6) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (7) reliance on, and the performance of, subcontractors; (8) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (9) increases in cancellations of agreements of sale; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) legal claims brought against us and not resolved in our favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (13) levels of competition; (14) utility shortages and outages or rate fluctuations; (15) information technology failures and data security breaches; (16) negative publicity; (17) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (18) availability and terms of financing to the Company; (19) the Company’s sources of liquidity; (20) changes in credit ratings; (21) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (22) operations through unconsolidated joint ventures with third parties; (23) significant influence of the Company’s controlling stockholders; (24) availability of net operating loss carryforwards; (25) loss of key management personnel or failure to attract qualified personnel; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal 2021 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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